Certification under Section 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and accompanies the report on Form N-CSR for the period ended
June 30, 2010 of Volumetric Fund, Inc. (the "Fund").

I, Gabriel Gibs, the Chairman and Chief Executive Officer of the Fund certify that:

  (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities
       Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d));
       and
  (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: July 28, 2010


/s/ Gabriel Gibs

Gabriel Gibs

Chairman and Chief Executive Officer




  Certification under Section 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and accompanies the report on Form N-CSR for the period ended
June 30, 2010 of Volumetric Fund, Inc. (the "Fund").

I, Irene J. Zawitkowski, the President and Chief Operating
Officer of the Fund certify that:

  (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities
       Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d));
       and
  (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: July 28, 2010

/s/ Irene J Zawitkowski

Irene J. Zawitkowski

President and Chief Operating Officer